UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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[  ] Preliminary Proxy Statement.

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials.

[  ] Soliciting Material Pursuant to §240.14a-12

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE CAPITAL RESOURCES CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SM

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE CAPITAL RESOURCES CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

11550 Ash Street, Suite 300
Leawood, Kansas  66211

April 9, 2010

Dear Fellow Stockholder:

You are cordially invited to attend the combined annual meeting of stockholders of each of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation, Tortoise North American Energy Corporation, Tortoise Capital Resources Corporation and Tortoise Power and Energy Infrastructure Fund, Inc. (each a “Company” and collectively, the “Companies”) on Friday, May 21, 2010 at 10:00 a.m., Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

At the meeting, you will be asked (i) to elect two directors of the Company, (ii) other than for Tortoise Capital Resources Corporation, to approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions, (iii) to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2010, each as more fully discussed in the enclosed proxy statement, (iv) for Tortoise Capital Resources Corporation only, to approve a proposal to authorize the Company to sell warrants or securities to subscribe for or convertible into shares of common stock and to issue the common shares underlying such warrants or securities upon their exercise, and (v) to consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Companies’ combined proxy statement, which gives detailed information about the proposals and why each Company’s Board of Directors recommends that you vote to approve each of the Company’s proposals, and the actual proxy for you to sign and return.  If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important.  Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope.  This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

/s/ David J. Schulte
David J. Schulte
Chief Executive Officer

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE CAPITAL RESOURCES CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.           WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.           This proxy contains three proposals for each Company: (i) to elect two directors to serve until the 2013 Annual Stockholder Meeting: (ii) to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm; and (iii) to consider and take action upon such other business as may properly come before the meeting including the adjournment or postponement thereof.  This proxy also contains one additional proposal for each of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation, Tortoise North American Energy Corporation and Tortoise Power and Energy Infrastructure Fund, Inc.: (i) to consider and approve a proposal authorizing flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions; and one additional proposal for Tortoise Capital Resources Corporation: (i) to consider and approve a proposal authorizing the Company to sell warrants or securities to subscribe for or convertible into shares of common stock and to issue the common shares underlying such warrants or securities upon their exercise.

Q.           AM I ENTITLED TO VOTE ON THE ELECTION OF BOTH DIRECTORS?

A.           With respect to Tortoise Energy Infrastructure Corporation and Tortoise Energy Capital Corporation, holders of preferred shares and holders of common shares are entitled to vote as a single class on the election of John R. Graham.  Only holders of preferred shares voting as a class are entitled to vote on the election of H. Kevin Birzer.  With respect to Tortoise North American Energy Corporation, Tortoise Capital Resources Corporation and Tortoise Power and Energy Infrastructure Fund, Inc., which do not have any preferred shares outstanding, holders of common shares are entitled to vote on the election of both John R. Graham and H. Kevin Birzer.

Q.           HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.           The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.           HOW CAN I VOTE?

A.           You can vote by completing, signing and dating your proxy, and mailing it in the enclosed envelope.  You also may vote in person if you are able to attend the meeting.  However, even if you plan to attend the meeting, we urge you to cast your vote by mail.  That will ensure that your vote is counted should your plans change.

This information summarizes information that is included in more detail in the Proxy Statement.  We urge you to
read the entire Proxy Statement carefully.
If you have questions, call 1-866-362-9331.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Tortoise Energy Infrastructure Corporation
Tortoise Energy Capital Corporation
Tortoise North American Energy Corporation
Tortoise Capital Resources Corporation
Tortoise Power and Energy Infrastructure Fund, Inc.:

NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Energy Capital Corporation, Tortoise North American Energy Corporation, Tortoise Capital Resources Corporation and Tortoise Power and Energy Infrastructure Fund, Inc., each a Maryland corporation (each a “Company” and, collectively, the “Companies”), will be held on Friday, May 21, 2010 at 10:00 a.m. Central Time at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 for the following purposes:

1.	For all Companies: To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified;

2.
For all Companies other than Tortoise Capital Resources Corporation:  To consider and vote upon a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions;

3.	For all Companies: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2010;

4.
For Tortoise Capital Resources Corporation:  To consider and vote upon a proposal to authorize the Company to sell warrants or securities to subscribe for or convertible into shares of common stock and to issue the common stock underlying such warrants or securities upon their exercise; and

5.	For all Companies: To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on March 1, 2010 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of each Company,

/s/ Connie J. Savage
Connie J. Savage
Secretary

April 9, 2010

Leawood, Kansas

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE ENERGY CAPITAL CORPORATION
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE CAPITAL RESOURCES CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

11550 Ash Street, Suite 300
Leawood, Kansas  66211
1-866-362-9331

COMBINED PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2010

This combined proxy statement is being sent to you by the Boards of Directors of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Capital Resources Corporation (“TTO”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) (each a “Company” and collectively, the “Companies”).  The Board of Directors of each Company is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on May 21, 2010.  The Board of Directors of each Company has fixed the close of business on March 1, 2010 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this combined proxy statement.  This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about April 9, 2010.

Each Company’s reports can be accessed through its link on its investment adviser’s website (www.tortoiseadvisors.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 21, 2010:  This combined proxy statement is available on the internet at http://tygd.client.shareholder.com/annual-proxy.cfm.  On this site, you will be able to access the proxy statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals.  The following table presents a summary of the proposals for each Company and the class of stockholders of the Company being solicited with respect to each proposal.

Proposals	Class of Stockholders of Each Company Entitled to Vote
For Each Company
1. To elect the following individuals as directors for a term of three years:
H. Kevin Birzer John R. Graham
For each of TYG and TYY - Preferred Stockholders voting as a class

For each of TYN, TTO and TPZ – Common Stockholders voting as a class

For each of TYG and TYY – Common Stockholders and Preferred Stockholders, voting as a single class

For each of TYN, TTO and TPZ – Common Stockholders voting as a class

For Each of TYG, TYY, TYN and TPZ
2. To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions	For each of TYG and TYY - Common Stockholders and Preferred Stockholders, voting as a single class For each of TYN and TPZ – Common Stockholders voting as a class
For Each Company
3. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2010	For each of TYG and TYY - Common Stockholders and Preferred Stockholders, voting as a single class For each of TYN, TTO and TPZ – Common Stockholders voting as a class
For TTO
4. To consider and vote upon a proposal to authorize the Company to sell warrants or securities to subscribe for or convertible into shares of common stock and to issue the common shares underlying such warrants or securities upon their exercise

For TTO - Common Stockholders voting as a class
For Each Company
5. To consider and take action upon such other business as may properly come before the meeting including the adjournment or postponement thereof.	For each of TYG and TYY - Common Stockholders and Preferred Stockholders, voting as a single class For each of TYN, TTO and TPZ – Common Stockholders voting as a class

PROPOSAL ONE

ELECTION OF TWO DIRECTORS

The Board of Directors of each Company unanimously nominated H. Kevin Birzer and John R. Graham, following a recommendation by the Nominating and Governance Committee of each of TYG, TYY, TYN and TPZ, and the Nominating, Corporate Governance and Compensation Committee of TTO, for election as directors at the combined annual meeting of stockholders of the Companies.  Mr. Birzer and Mr. Graham are currently directors of each Company, have consented to be named in this proxy statement and have agreed to serve if elected.  The Companies have no reason to believe that either Mr. Birzer or Mr. Graham will be unavailable to serve.

The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Birzer and Mr. Graham as directors of each Company.  Currently, each Company has four directors.  In accordance with each Company’s Articles of Incorporation, its Board of Directors is divided into three classes of approximately equal size.  The terms of the directors of the different classes are staggered.  The term of Conrad S. Ciccotello expires on the date of the 2011 annual meeting of stockholders of each Company and the term of Charles E. Heath expires on the date of the 2012 annual meeting of stockholders of each Company.  Pursuant to the terms of each of TYG’s and TYY’s preferred shares, the preferred stockholders of that Company have the exclusive right to elect two directors to the Company’s Board.  The Board of each of TYG and TYY has designated Mr. Birzer and Mr. Charles E. Heath as the directors the preferred stockholders of that Company shall have the right to elect.

On this proposal, for each of TYG and TYY, holders of preferred shares will have the exclusive right, voting as a class, to vote on the election of Mr. Birzer as director of that Company, and holders of preferred shares and common shares will vote together as a single class on the election of Mr. Graham as director of that Company.  For each of TYN, TTO and TPZ, holders of common shares will vote as a class on the election of Mr. Birzer and Mr. Graham as directors of that Company.  Stockholders do not have cumulative voting rights.

With respect to each Company, if elected, Mr. Birzer and Mr. Graham will hold office until the 2013 annual meeting of stockholders of each Company and until their successors are duly elected and qualified.  If either Mr. Birzer or Mr. Graham is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.

The following table sets forth each Board member’s name and age; position(s) with the Companies and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex that each Board member oversees; and other public company directorships held by each Board member.  Unless otherwise indicated, the address of each Director is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), and, as a result, as of March 31, 2010, the Fund Complex included TYG, TYY, TYN, TTO, TPZ and Tortoise Total Return Fund, LLC (“TTRF”).

Name and Age	Positions(s) Held With Each Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Nominee For Director Who Is Independent:
John R. Graham* (Born 1945)	Director of each Company since its inception (TYG in 2003, TYY, TYN and TTO in 2005, and TPZ in 2007).
Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007.  Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies. (1979-2000).

			Six	None
_________________ *Mr. Graham has also served as a Director of TTRF since its inception in 2007. Nominee For Director Who Is An Interested Person:
H. Kevin Birzer** (Born 1959)	Director and Chairman of the Board of each Company since its inception.
Managing Director of the Adviser since 2002; Member, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser (1990 – 2009); formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly Vice President, F. Martin Koenig & Co., an investment management firm (1983- 1986); CFA designation since 1988.

			Six	None
_________________
**Mr. Birzer, as a principal of the Adviser, is an “interested person” of each Company, as that term is defined in Section 2(a)(19) of the 1940 Act.  Mr. Birzer has also served as a director and Chairman of the Board of TTRF since its inception in 2007.

Name and Age	Positions(s) Held With Each Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Remaining Directors Who Are Independent:
Conrad S. Ciccotello* (Born 1960)	Director of each Company since its inception.
Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly  Editor, Financial Services Review (an academic journal dedicated to the study of individual financial management) (2001-2007); formerly faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.

			Six	None
Charles E. Heath* (Born 1942)	Director of each Company since its inception.	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	Six	None

_________________
*Messrs. Ciccotello and Heath have also served as Directors of TTRF since its inception in 2007.

Officers.  The following table sets forth each officer’s name and age; position(s) held with each Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer; and other directorships held by each officer.  Unless otherwise indicated, the address of each officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Each officer serves until his successor is chosen and qualified or until his resignation or removal.  As principals of the Adviser, each of the following officers are “interested persons” of each Company, as that term is defined in Section 2(a)(19) of the 1940 Act.  Additionally, other than Mr. Russell and Mr. Thummel, each of the following officers serves as an officer of TTRF.

Name and Age	Position(s) Held With Each Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
David J. Schulte (Born 1961)	President and Chief Executive Officer of each of TYG, TYY and TPZ since its inception; Chief Executive Officer of TYN since its inception; President of TYN from its inception to September 2008.
Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of  TTRF since 2007 and Chief Executive Officer of TTRF from 2007 to December 2008; CFA designation since 1992.

			Six	None
Terry C. Matlack (Born 1956)
Chief Financial Officer of each Company since its inception; Assistant Treasurer of each of TYG, TYY and TYN from November 2005 to April 2008, of TTO from 2005 to April 2008; Treasurer of each of TYG, TYY and TYN from its inception to November 2005; Chief Compliance Officer of TYG from 2004 to May 2006 and of each of TYY and TYN from its inception through May 2006; Director of each Company from its inception to September 2009.

Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners L.C. (“KCEP”), a private equity firm (2001- 2002); Chief Financial Officer of TTRF since its inception; Director of TTRF from its inception to September 2009; Assistant Treasurer of TTRF from its inception to April 2009; CFA designation since 1985
			Six	None

Name and Age	Position(s) Held With Each Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
Zachary A. Hamel (Born 1965)	Senior Vice President of each of TYY, TTO and TPZ since its inception and of each of TYG and TYN since April 2007; Secretary of each of TYG, TYY, TYN and TTO from its inception to April 2007.	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present); Senior Vice President of TTRF since its inception; CFA designation since 1998.	Six	None
Kenneth P. Malvey (Born 1965)
Treasurer of each of TYG, TYY, TYN and TTO since 2005; Senior Vice President of each of TYY and TTO since its inception  and of each of TYG, TYN and TPZ since 2007; Assistant Treasurer of each of TYG, TYY and TYN from its inception to November 2005.

Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present);  formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996 - 2002); Senior Vice President and Treasurer of TTRF since its inception; Chief Executive Officer of TTRF since December 2008; CFA designation since 1996.

			Six	None
Rob Thummel (Born 1972)	President of TYN since September 2008.
Investment Analyst of the Adviser since 2004; formerly, Director of Finance at KLT Inc., a subsidiary of Great Plains Energy, from 1998 to 2004, and a Senior Auditor at Ernst & Young from 1995 to 1998.

			One	None

Name and Age	Position(s) Held With Each Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
Edward Russell (Born 1964)	President of TTO since April 2007.
Senior Investment Professional of the Adviser since 2006; formerly Managing Director (1999-2006) in investment banking department of Stifel, Nicolaus & Company, Incorporated, responsible for all of the energy and power transactions, including all of the debt and equity transactions, prior to joining the Adviser, for three of the closed-end public funds managed by the Adviser, starting with the first public equity offering in February 2004, and the first private placement transaction for TTO.

		One	Abraxas Petroleum Corporation

Committees of the Board of Directors of each Company.  Each Company’s Board of Directors currently has four standing committees:  (i) the Executive Committee; (ii) the Audit Committee for each of TYG, TYY and TYN, and the Audit and Valuation Committee for each of TPZ and TTO; (iii) the Nominating and Governance Committee for each of TYG, TYY, TYN and TPZ, and the Nominating, Corporate Governance and Compensation Committee for TTO; and (iv) the Compliance Committee.  Currently, all of the non-interested directors, Messrs. Ciccotello, Graham and Heath, are the only members of each of these committees for each Company.  Each Company’s Executive Committee currently consists of Mr. Birzer and Mr. Heath.

•
Executive Committee.  The Executive Committee of each Company has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature.  Mr. Birzer is an “interested person” of each Company as defined by Section 2(a)(19) of the 1940 Act.  In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

•
Audit Committee/Audit and Valuation Committee.  The Audit Committee of each of TYG, TYY and TYN, and the Audit and Valuation Committee of each of TPZ and TTO, was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Committee approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); approves services to be rendered by the auditors; monitors the auditors’ performance; reviews the results of each Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; and responds to other matters as outlined in the Committee Charter.  TTO’s Audit and Valuation Committee also reviews the portfolio company valuations proposed by the Adviser’s investment committee. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act.  The Board of Directors of each company has determined that Conrad S. Ciccotello is an “audit committee financial expert.”  In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

•
Nominating and Governance Committee.  Each Nominating and Governance Committee (Nominating, Corporate Governance and Compensation Committee for TTO) member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of TYG, TYY, TYN, TPZ or TTO as defined in the 1940 Act. The Nominating and Governance Committee of each of TYG, TYY, TYN and TPZ operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com). The Nominating, Corporate Governance and Compensation Committee of TTO operates under a written charter adopted and approved by the Board, a current copy of which is available on TTO’s website (www.tortoiseadvisors.com/tto.cfm) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v)  may not delegate its authority.  TTO’s Nominating, Corporate Governance and Compensation Committee also evaluates and makes recommendations to the Board regarding director compensation based on a formula adopted by the Committee.  The Nominating and Governance Committee (Nominating, Corporate Governance and Compensation Committee for TTO) will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws.  Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2011 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders.  Each Company’s Bylaws require all directors and nominees for directors  (1) to be at least 21 years of age and have substantial expertise, experience or relationships relevant to the business of the Company and (2) to have a master’s degree in economics, finance, business administration or accounting, to have a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or to have a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 407 of Regulation S-K as promulgated by the SEC, or to be a current director of the Company.  The  Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications.

•
Compliance Committee.  Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act.  Each Company’s Compliance Committee operates under a written charter adopted and approved by the Board.  The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.

None of TYG, TYY, TYN or TPZ currently has a standing compensation committee.  None of TYG, TYY, TYN or TPZ has any employees and the New York Stock Exchange does not require boards of directors of registered closed-end funds to have a standing compensation committee.

The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2009 for each of the Companies:

	TYG	TYY	TYN	TPZ	TTO
Board of Directors	8	8	8	6	8
Executive Committee	1	2	0	0	0
Audit Committee (TYG, TYY, TYN)	2	2	2	N/A	N/A
Audit and Valuation Committee (TTO, TPZ)	N/A	N/A	N/A	1	2
Nominating and Governance Committee (TYG, TYY, TYN, TPZ)	1	1	1	1	N/A
Nominating, Corporate Governance and Compensation Committee (TTO)	N/A	N/A	N/A	N/A	1
Compliance Committee	1	1	1	0	1

During the 2009 fiscal year, for each of the Companies, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served.  None of the Companies has a policy with respect to Board member attendance at annual meetings.  All of the directors of each of TYG, TYY, TYN and TTO attended the Company’s 2009 annual meeting.  TPZ’s initial public offering occurred in July 2009 and therefore, it did not have an annual meeting of stockholders in 2009.

TTO has designated Conrad S. Ciccotello as the presiding director to preside at all executive sessions of the Company’s non-management directors. Executive sessions of the Company’s non-management directors are held at least twice a year. Stockholders and any interested parties may communicate directly with Mr. Ciccotello, or with the non-management directors as a group, by writing to the Secretary of the Company at its principal office at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Director and Officer Compensation.  None of the Companies compensates any of its directors who are interested persons nor any of its officers.  The following table sets forth certain information with respect to the compensation paid by each Company and the Fund Complex for fiscal 2009 to each of the current directors for their services as a director.  None of the Companies has any retirement or pension plans.

Name of Person, Position	Aggregate Compensation from Company (1)					Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors (3)
	TYG	TYY	TYN	TPZ(2)	TTO
Independent Directors
Conrad S. Ciccotello	$48,000	$42,000	$24,000	$10,667	$33,000	$0	$0	$188,917
John R. Graham	$45,041	$39,041	$24,082	$10,333	$30,041	$0	$0	$177,829
Charles E. Heath	$45,000	$39,000	$24,000	$10,333	$30,000	$0	$0	$177,583
________________________
(1)           No amounts have been deferred for any of the persons listed in the table.
(2)
Amounts reflect payments for fiscal 2009, which was not a full fiscal year.  For fiscal 2010 each Independent Director will receive a $3,000 retainer, the audit committee chair will receive an additional $2,000 retainer and each other committee chair will receive a $1,000 retainer. In addition, each Independent Director will receive a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board of Directors or Audit and Valuation Committee he or she attends in person (or $1,000 for each Board of Directors or Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board of Directors meeting).  Independent Directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings).

(3)	Amounts include compensation paid to Independent Directors as directors of Tortoise Gas and Oil Corporation which was reorganized into TYN in September 2009.

Required Vote.  With respect to each of TYG and TYY, Mr. Graham will each be elected by the vote of a plurality of all shares of common stock and preferred stock of the Company present at the meeting, in person or by proxy, and Mr. Birzer will be elected by the vote of a plurality of all shares of preferred stock of the Company present at the meeting, in person or by proxy.  With respect to TYN, TTO and TPZ, Mr. Birzer and Mr. Graham will each be elected by the vote of a plurality of all shares of common stock of the Company present at the meeting, in person or by proxy.  When there are two vacancies for director, as is the case here, a vote by plurality means the two nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected.  Therefore, with respect to each Company, withheld votes and broker non votes, if any, will not be counted towards a nominee’s achievement of a plurality.  With respect to each of TYG and TYY, each common share and each preferred share is entitled to one vote in the election of Mr. Graham, and each preferred share is entitled to one vote in the election of Mr. Birzer.  With respect to TYN, TTO and TPZ, each common share is entitled to one vote in the election of Mr. Graham and one vote in the election of Mr. Birzer.

BOARD RECOMMENDATION

The Board of Directors of each of TYG and TYY unanimously recommends that the common and preferred stockholders of that Company vote “for” Mr. Graham as a director and that the preferred stockholders of that Company vote “for” Mr. Birzer as a director.  The Board of Directors of TYN, TTO and TPZ unanimously recommends that the common stockholders of that Company vote “for” Mr. Graham as a director and “for” Mr. Birzer as a director.

PROPOSAL TWO

APPROVAL TO SELL COMMON SHARES
BELOW NET ASSET VALUE

Each of TYG, TYY, TYN and TPZ is a closed-end management investment company under the 1940 Act and is generally prohibited from issuing its common shares at a price below the net asset value per share ("NAV"), subject to certain exceptions.  One of these exceptions would allow each of these Companies to sell its common shares below NAV if they obtain stockholder approval.

Each of TYG, TYY, TYN and TPZ is seeking approval of this proposal so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock, not exceeding 25% of its then outstanding common stock, at a price below its then current NAV, subject to certain conditions discussed below.  If approved for a Company, the authorization would be effective for that Company for a period of one year or until the date of the 2011 annual meeting of stockholders for that Company, whichever is earlier.

The Board of Directors of each of TYG, TYY, TYN and TPZ, including a majority of each Company's independent directors, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval.

Reasons to Offer Common Stock Below NAV

The global financial crisis has impacted each Company's ability to access the debt and equity capital markets to fund investment opportunities. The amount the Companies may borrow or finance through the issuance of preferred stock is also limited under the 1940 Act.  Each of the Company's credit facilities with U.S. Bank, N.A. as lender, agent and lead arranger also requires that it abide by the leverage limitations of the 1940 Act.

Current global economic conditions have created, and the Companies believe will continue to create, favorable opportunities to invest at attractive risk-adjusted returns, including opportunities that, all else being equal, could prove to be accretive to the Companies total return over the long term.  In addition, each of the Companies also believes situations may arise in which it is in the best interests of the Company and its stockholders to issue its common shares below NAV to retire outstanding leverage.  Because each of the Companies generally attempts to remain fully invested and does not maintain cash for purposes of making investments or retiring leverage, each Company needs to be able to maintain consistent access to equity capital.  Stockholder approval of this proposal for a Company to sell its common shares below NAV, subject to the conditions set forth herein, is expected to provide that Company such access.

The following table lists the high and low sales prices for the common stock of each of TYG, TYY, TYN and TPZ, as reported on the New York Stock Exchange, and the closing sales price as a percentage of NAV for its two previous fiscal years (or since its initial public offering for TPZ). On March 25, 2010, the closing sales price of each Company's common stock on the New York Stock Exchange was $32.00 per share for TYG, $25.20 per share for TYY, $23.66 per share for TYN and $21.21 per share for TPZ.

	Sales Price			High Sales	Low Sales
Quarter Ended	NAV(1)	High	Low	Price to NAV(2)	Price to NAV(2)
Fiscal Year Ended November 30, 2008
First Quarter
TYG	$30.98	$34.40	$30.86	11.0%	-0.4%
TYY	$26.32	$28.45	$24.13	8.1%	-8.3%
TYN	$27.30	$25.51	$21.83	-6.6%	-20.0%
TPZ	N/A	N/A	N/A	N/A	N/A
Second Quarter
TYG	$30.35	$32.60	$28.46	7.4%	-6.2%
TYY	$26.05	$26.13	$23.88	0.3%	-8.3%
TYN	$30.13	$25.37	$22.25	-15.8%	-26.2%
TPZ	N/A	N/A	N/A	N/A	N/A
Third Quarter
TYG	$27.55	$32.95	$24.70	19.6%	-10.3%
TYY	$23.51	$27.40	$21.44	16.5%	-8.8%
TYN	$25.32	$26.10	$19.98	3.1%	-21.1%
TPZ	N/A	N/A	N/A	N/A	N/A
Fourth Quarter
TYG	$17.36	$30.07	$10.01	73.2%	-42.3%
TYY	$12.85	$24.86	$ 7.00	93.5%	-45.5%
TYN	$10.78	$21.40	$ 8.00	98.5%	-25.8%
TPZ	N/A	N/A	N/A	N/A	N/A
Fiscal Year Ended November 30, 2009
First Quarter
TYG	$18.50	$22.85	$15.55	23.5%	-15.9%
TYY	$14.42	$17.30	$10.48	20.0%	-27.3%
TYN	$12.72	$14.15	$8.06	11.2%	-36.6%
TPZ	N/A	N/A	N/A	N/A	N/A
Second Quarter
TYG	$21.78	$26.00	$16.84	19.4%	-22.7%
TYY	$17.21	$18.25	$13.25	6.0%	-23.0%
TYN	$16.70	$15.46	$9.91	-7.4%	-40.7%
TPZ	N/A	N/A	N/A	N/A	N/A
Third Quarter
TYG	$22.92	$27.90	$24.03	21.7%	4.8%
TYY	$18.01	$20.74	$17.00	15.2%	-5.6%
TYN	$17.67	$18.89	$14.96	6.9%	-15.3%
TPZ	$19.00	$20.10	$20.00	5.8%	5.3%
Fourth Quarter
TYG	$25.53	$29.50	$24.17	15.6%	-5.3%
TYY	$19.90	$22.38	$17.98	12.5%	-9.6%
TYN	$20.22	$20.46	$16.41	1.2%	-18.8%
TPZ	$20.55	$20.00	$18.36	-2.7%	-10.7%
_________________

(1)
 NAV is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by NAV.

Examples of Dilutive Effect of the Issuance of Shares Below NAV

    The following table illustrates the reduction to NAV and dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount to NAV, although it is not possible to predict the level of market price decline that may occur.  Actual sales prices and discounts may differ from the presentation below; provided the Company will not issue common shares at a price that, after deducting offering expenses and commissions, reflects a discount to NAV of more than 10%.

The examples assume that company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities.  The current net asset value and NAV are thus $10,000,000 and $10.00.  The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount to NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount to NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount to NAV).  The table assumes offering expenses and commissions of 5%.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 10% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public ……………………………………………	--	$ 10.00	--	$ 9.47	--	$ 9.47	--
Net Proceeds per Share to Issuer……………………………………	--	$ 9.50	--	$ 9.00	--	$ 9.00	--

Decrease to NAV
Total Shares Outstanding …………………………………………	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share ………………………………………………………	$ 10.00	$ 9.98	(0.20)%	$ 9.91	(0.90)%	$ 9.83	(1.70)%

Share Dilution to Stockholder
Shares Held by Stockholder ………………………………………	10,000	10,000	--	10,000	--	10,000	--
Percentage of Shares Held by Stockholder A ……………………	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A …………………	$ 100,000	$ 99,800	(0.20)%	$ 99,100	(0.90)%	$ 98,300	(1.70)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share) …………………	$ 100,000	$ 100,000	--	$ 100,000	--	$ 100,000	--
Total Dilution to Stockholder A (Total NAV Less Total Investment) ……………………………	--	$ (200)	--	$ (900)	--	$ (1,700)	--
Per Share Amounts
NAV per Share Held by Stockholder A …………………	--	$ 9.98	--	$ 9.91	--	$ 9.83	--
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale) ……………………………………	$ 10.00	$ 10.00	--	$ 10.00	--	$ 10.00	--
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share……………………………………………………	--	$ (0.02)	--	$ (0.09)	--	$ (0.17)	--
Percentage Dilution to Stockholder A Divided by (Dilution per Share Investment per Share) ……………………………………………	--	--	(0.20)%	--	(0.90)%	--	(1.70)%

Conditions to Sale Below NAV

If stockholders approve this proposal, each of TYG, TYY, TYN and TPZ will only issue shares of its common stock at a price below NAV pursuant to this stockholder proposal if the following conditions are met:

•
a majority of the Company's directors who have no financial interest in the transaction and a majority of the Company's independent directors have determined that any such sale would be in the best interests of the Company and its stockholders; and

•
a majority of the Company's directors who have no financial interest in the transaction and a majority of the Company's independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

•
if the net proceeds of any such sale are to be used to make investments, a majority of the Company's directors who have no financial interest in the transaction and a majority of the Company's independent directors, has made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth.

•
the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.

For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of the Company's common stock.

     As discussed below under the caption “More Information About the Meeting – Investment Advisory Agreement,” with respect to each of TYG, TYY, TYN and TPZ, the Adviser is paid a fee based upon the Company’s average monthly Managed Assets (as defined below).  Therefore, the Adviser’s interest in determining whether to recommend that a Company issue common shares below NAV may conflict with the interests of the Company and its stockholders, as such an issuance will result in an increase in a Company’s Managed Assets and ultimately in the fee paid to the Adviser.  The Adviser is controlled directly or indirectly by officers and the interested director of each Company, among others.  For that reason, any issuance of shares at a price below NAV must be approved by a majority of the disinterested directors.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, each of TYG’s, TYY’s, TYN’s and TPZ’s common stockholders should consider the dilutive effect of the issuance of shares of the Company’s common stock at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution of the NAV per outstanding share to existing common stockholders and may also adversely affect the market price of the Company's common stock.  There is a connection between the common share sale price and NAV because when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the Company.  As discussed above, it should be noted that the maximum number of common shares issuable below NAV that could result in such dilution is limited to 25% of the Company’s then outstanding common stock.

Common stockholders of a Company should also consider that holders of the Company’s common stock have no subscription, preferential or preemptive rights to acquire additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering to maintain their percentage interest.  Further, if current stockholders of a Company either do not purchase any shares in an offering conducted by the Company or do not purchase sufficient shares in the offering to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their percentage of the Company’s distributions and their voting power will be diluted.

Common stockholders should also consider the impact that issuances of shares of common stock below NAV have on each Company’s expense ratio.  In general, assuming that a fund’s expenses consist of both fixed and variable costs, any time the fund issues shares the expense ratio should decrease because the fixed costs are spread over a larger amount of assets.  If a Company issues shares of common stock below NAV, assuming its expenses consist of both fixed and variable costs, the Company’s expense ratio will decrease; however, it will not decrease as much as it would have had the shares been issued at NAV.

Finally, any sale of substantial amounts of a Company's common stock in the open market may adversely affect the market price of its common stock.  In addition, future sales of a Company's common stock to the public may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors.

Required Vote

For each of TYG, TYY, TYN and TPZ, the proposal must be approved by both (a) the affirmative vote of a majority of all common stockholders of record, as of the record date, and (b) the affirmative vote of a majority of the shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class.  If both approvals are not obtained, the proposal will not pass.

Solely for the purpose of determining whether a majority of the number of common stockholders of record of a Company approved the proposal as required in (a) above, the number of common shares held by any single stockholder will not be relevant.  For the purpose of determining whether a majority of the number of common stockholders of record of a Company approved the proposal, abstentions and broker non-votes, if any, recorded by record owners will have the effect of a vote against the proposal.

With respect to each Company, solely for the purposes of determining whether a majority of the shares voted by the stockholders entitled to vote approved this proposal as required in (b) above, each common share, and in the case of TYG and TYY, each preferred share, is entitled to one vote, and abstentions and broker non-votes will not be counted as shares voted and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of each of TYG, TYY, TYN and TPZ unanimously recommends that stockholders of the Company vote “for” the proposal to allow the Company to sell its common shares below net asset value.

PROPOSAL THREE

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of each Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“E&Y”) as the independent registered certified public accountants (“independent auditors”), to audit the accounts of the Company for the fiscal year ending November 30, 2010.  E&Y’s selection was approved by each Company’s Audit Committee (Audit and Valuation Committee in the case of TTO and TPZ).  Their selection also was ratified and approved by the Board of Directors of each Company, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards.

E&Y has audited the financial statements of each Company since prior to each Company’s commencement of business (TYG in February 2004; TYY in May 2005; TYN in October 2005; TTO in December 2005 and TPZ in July 2009) and does not have any direct financial interest or any material indirect financial interest in any of the Companies.  A representative of E&Y is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.  Each Company’s Audit Committee (Audit and Valuation Committee in the case of TTO and TPZ) meets twice each year with representatives of E&Y to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

Required Vote

E&Y will be ratified as a Company’s independent registered public accounting firm by the affirmative vote of a majority of the shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class.  With respect to each of TYG and TYY, each common share and each preferred share is entitled to one vote on this proposal.  With respect to TYN, TTO and TPZ, each common share is entitled to one vote on this proposal.  For the purposes of the vote on this proposal for each Company, abstentions and broker non-votes will not be counted as shares voted and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that stockholders of the Company vote “for” the ratification of Ernst & Young LLP as the Company’s Independent Public Accounting Firm.

PROPOSAL FOUR

APPROVAL FOR TTO TO SELL OR OTHERWISE ISSUE WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR CONVERTIBLE INTO SHARES OF COMMON STOCK AND TO ISSUE THE COMMON SHARES UNDERLYING SUCH WARRANTS OR
SECURITIES UPON THEIR EXERCISE

General Information

The Board of Directors of TTO believes it would be in the Company’s and its stockholders’ best interests to have the ability to sell or otherwise issue warrants, securities (options or rights) to subscribe for or convertible into shares of its common stock.  As a business development company, Section 61(a) (in conjunction with Section 18(d)) of the 1940 Act generally prohibits the Company from issuing a security that includes a warrant or a right to subscribe to or purchase its common stock unless it meets certain conditions, including obtaining stockholder approval. As a result, the Company is generally precluded from issuing warrants or securities to subscribe for or convertible into shares of common stock unless the Company obtains stockholder approval as to the issuance of such warrants or securities and meets certain other conditions.

Specifically, any warrants or securities must expire by their terms within ten (10) years and if such warrants or securities are accompanied by any other security of the Company at the time they are issued, then such warrants or securities cannot be transferred separately from that other security unless any class of the warrants or securities or the accompanying securities have been publicly distributed.  In addition, the exercise or conversion price of the warrants or securities cannot be less than the current market value of the common shares of the Company at the date of issuance, or if no such market value exists, the current NAV of the common shares of the Company.  The issuance of such warrants or securities must also be approved by a majority of the Company’ Board of Directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders.  Finally, the amount of common stock issuable upon the exercise of all outstanding warrants or securities cannot exceed 25% of the common shares of the Company outstanding when the warrants or securities are issued.  The subsequent issuance of common shares of the Company upon exercise of properly authorized warrants or securities is permitted without regard to the NAV or market value of the common shares of the Company at the time of exercise.  If this proposal is approved, no further authorization from the stockholders will be solicited prior to the issuance of any securities in accordance with the terms of this proposal.

Background and Reasons

In order to provide TTO with flexibility to raise capital, the Company is seeking approval of this proposal so that it may, in one or more transactions, sell warrants or securities to subscribe for or convertible into shares of the Company’s common stock, either as part of an offering of other securities issued by the Company, or independent of an offering of any securities of the Company.  The stockholders of the Company previously granted the Company the authority to sell warrants or options to acquire common shares and to issue the common shares underlying such warrants or options upon their exercise at the Company’s 2009 annual meeting.

The Board of Directors, including a majority of the Company’s independent directors, has approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval.

    The Company believes that current global economic conditions have created, and the Company believes will continue to create, favorable opportunities to invest at attractive risk-adjusted returns. Because the Company generally attempts to remain fully invested and does not maintain excess cash, the Company is seeking flexibility to raise additional capital by selling warrants or securities to subscribe for or convertible into shares of the Company’s common stock and to issue the common shares underlying such warrants or securities so that it may take advantage of these opportunities. The Company also expects that situations may arise in which it is in the best interests of the Company to retire outstanding leverage, if any.  Approval of this proposal would give the Company the flexibility to sell, either alone or in conjunction with the sale of another security of the Company, warrants or securities to subscribe for or convertible into shares of the Company’s common stock as part of the Company’s financing and capital raising activities, and to issue the common shares underlying such warrants or securities upon their exercise.

The Board of Directors of the Company believes that the Company having the flexibility to issue warrants or securities to subscribe for or convertible into shares of the Company’s common stock in certain instances will benefit all stockholders of the Company.  This ability may provide the Company its most cost-effective way to raise capital to promptly capitalize on investment opportunities or to retire outstanding leverage, if any.  The issuance of warrants or securities may also lower the Company’s expense ratio by spreading fixed costs over a larger asset base.  The issuance of additional common shares resulting from the exercise of any warrants or securities might also enhance the liquidity of the Company’s common shares on the New York Stock Exchange.

Dilution

Your interest in TTO may be diluted if it issues warrants or securities to subscribe for or convertible into shares of the Company’s common stock.  The Company cannot state precisely the amount of any such dilution because it does not know at this time what number of shares of common stock would be issuable upon exercise or conversion of any such securities that are ultimately issued. Because the exercise or conversion price per share could be less than NAV at the time of exercise or conversion (including through the operation of anti-dilution protections that might provide for a decrease in the exercise or conversion price per share upon the issuance of additional shares) and because the Company would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of NAV at the time of exercise or conversion. The amount of any decrease in NAV is not predictable because it is not known at this time what the exercise or conversion price and NAV will be at the time of exercise or conversion or what number or amount (if any) of such securities will be issued. Such dilution could be substantial.

    This proposal does not limit the Company’s ability to issue securities to subscribe for or convertible into shares of its common stock at an exercise or conversion price below NAV at the time of exercise or conversion (including through the operation of anti-dilution protections). The only requirement with respect to the exercise or conversion price is that it be not less than the greater of the market value per share of the Company’s common stock and the net asset value per share of the Company’s common stock on the date of issuance.

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at an exercise or conversion price that is less than NAV at the time of exercise or conversion and the expenses associated with such issuance. Any exercise of warrants or securities to subscribe for or convertible into shares of the Company’s common stock at an exercise or conversion price that is below NAV at the time of such exercise or conversion, would result in an immediate dilution to existing common stockholders. This dilution would include reduction in NAV as a result of the proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance.

The 1940 Act establishes a connection between common stock sale price and NAV because, when stock is issued at a price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. The Board of Directors of the Company will consider the potential dilutive effect of the issuance of warrants or securities to subscribe for or convertible into shares of the Company’s common stock when considering whether to authorize any such issuance.

Required Vote

This proposal must be approved by the affirmative vote of a majority of the shares voted by common stockholders, in person or by proxy, at the meeting.  For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as shares voted and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of TTO unanimously recommends that stockholders of the Company vote “for” the proposal to allow the Company to sell warrants or securities to subscribe for or convertible into shares of common stock of the Company and to issue the common shares underlying such warrants or securities upon their exercise, subject to the conditions of this proposal.

AUDIT COMMITTEE REPORT – TYG, TYY, TYN and
AUDIT AND VALUATION COMMITTEE REPORT – TPZ and TTO

The Audit Committee of each of TYG, TYY and TYN, and the Audit and Valuation Committee of each of TTO and TPZ, reviews the Company’s annual financial statements with both management and the independent auditors.  The Audit and Valuation Committee of TTO reviews the portfolio company valuations proposed by the Adviser’s investment committee.

The Audit Committee or Audit and Valuation Committee, as applicable, of each Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors.  Each Company’s Audit Committee or Audit and Valuation Committee, as applicable, has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2009 with management.  Management of each Company has represented to the independent auditors that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee or Audit and Valuation Committee, as applicable, of each Company has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The independent auditors provided to each Company’s Audit Committee or Audit and Valuation Committee, as applicable, the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee or Audit and Valuation Committee, as applicable, concerning independence, and each Company’s Audit Committee, or Audit and Valuation Committee, as applicable, discussed with representatives of the independent auditors their firm’s independence with respect to that Company.

With respect to each Company, based on the Audit Committee’s or Audit and Valuation Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit Committee or Audit and Valuation Committee, as applicable, recommended that the Board include the audited financial statements in the Company’s Annual Report for filing with the SEC.

The Audit Committee of each of
TYG, TYY and TYN
and
The Audit and Valuation Committee of each of
TTO and TPZ

Conrad S. Ciccotello (Chairman)
Charles E. Heath
John R. Graham

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Company’s Audit Committee (Audit and Valuation Committee in the case of TTO and TPZ) selected E&Y as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2010.  E&Y is registered with the Public Company Accounting Oversight Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES AND SERVICES

The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2009 and 2008 by E&Y, respectively:

TYG	TYY	TYN
	2009	2008	2009	2008	2009	2008
Audit Fees(1)	$157,000	$259,000	$179,000	$191,000	$205,000	$92,000
Audit-Related Fees(2)	$6,000	$8,000	$3,000	$3,000	-	$3,000
Tax Fees(3)	$47,000	$60,000	$47,000	$49,000	$56,000	$26,000
All Other Fees	-	-	-	-	-	-
Aggregate Non-Audit Fees	$53,000	$68,000	$50,000	$52,000	$56,000	$29,000

	TTO		TPZ
	2009	2008	2009	2008
Audit Fees(1)	$131,000	$280,000	$42,000	(4)
Audit-Related Fees(2)	-	-	$3,000	(4)
Tax Fees(3)	$37,000	$29,000	$17,000	(4)
All Other Fees	-	-	-	(4)
Aggregate Non-Audit Fees	$37,000	$29,000	$20,000	(4)

(1)	For professional services rendered with respect to the audit of each Company’s financial statements and the review of each Company’s statutory and regulatory filings with the SEC.

(2)	For professional services rendered with respect to assurance related services in connection with each Company’s compliance with its rating agency guidelines.

(3)	For professional services for tax compliance, tax advice and tax planning.

(4)	TPZ commenced operations on July 31, 2009 and did not pay E&Y any fees in 2008.

The Audit Committee of each Company (Audit and Valuation Committee in the case of TTO and TPZ) has adopted pre-approval polices and procedures.  Under these policies and procedures, the Audit Committee of each Company (Audit and Valuation Committee in the case of TTO and TPZ) pre-approves (i) the selection of the Company’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm.  With respect to each Company, the Chairman of the Audit Committee of the Company (Audit and Valuation Committee in the case of TTO and TPZ) may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit Committee (Audit and Valuation Committee in the case of TTO and TPZ) at its next meeting for ratification.  Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since each Company’s respective adoption of these policies and procedures, the Audit Committee of the Company (Audit and Valuation Committee in the case of TTO and TPZ) has pre-approved all audit and non-audit services provided to the Company by E&Y.  None of these services provided by E&Y were approved by the Audit Committee (Audit and Valuation Committee in the case of TTO and TPZ) pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.  All of E&Y’s hours spent on auditing each Company’s financial statements were attributed to work performed by full-time permanent employees of E&Y.

In each Company’s fiscal years ended November 30, 2009 and 2008, the Adviser incurred approximately $0 and $13,610 in fees, respectively, payable to E&Y in connection with determining the Adviser’s compliance with GIPS® standards in 2006.  Additionally, for services delivered in 2009, the Adviser paid $129,633 in 2009 for research and consultations relating to fund structure, tax and accounting, and audit-related fees relating to closed-end management investment companies prior to their initial public offerings, and $2,315 in 2008 for general tax consulting services delivered in 2008.  These non-audit services were not required to be preapproved by each Company’s Audit Committee (Audit and Valuation Committee in the case of TTO and TPZ).  No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to any of the Companies, has paid to, or been billed for fees by, E&Y for non-audit services rendered to the Adviser or such entity during the Companies last two fiscal years.

The Audit Committee of each Company (Audit and Valuation Committee in the case of TTO and TPZ) has considered whether E&Y’s provision of services (other than audit services) to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining E&Y’s independence in performing audit services.

OTHER MATTERS

The Board of Directors of each Company knows of no other matters that are intended to be brought before the meeting.  If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

At December 31, 2009, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Company and in the Funds overseen by each director in the same Fund Complex having values within the indicated dollar ranges.  Other than the Fund Complex, with respect to each Company, none of the Company’s directors who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	Dollar Range of Holdings in the Company (1)

Interested Persons	TYG	TYY	TYN
H. Kevin Birzer	Over $100,000	Over $100,000	Over $100,000

Independent Persons
Conrad S. Ciccotello	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000
John R. Graham	Over $100,000	Over $100,000	$10,001-$50,000
Charles E. Heath	Over $100,000	Over $100,000	$10,001-$50,000

Director	Dollar Range of Holdings in the Company (1)

Interested Persons	TTO	TPZ
H. Kevin Birzer	Over $100,000	$10,001-$50,000

Independent Persons
Conrad S. Ciccotello	$10,001-$50,000	$10,001-$50,000
John R. Graham	$10,001-$50,000	$10,001-$50,000
Charles E. Heath	$10,001-$50,000	$50,001-$100,000

Director	Aggregate Dollar Range of Holdings in Funds Overseen by Director in Fund Complex (2)

Interested Persons
H. Kevin Birzer	Over $100,00

Independent Persons
Conrad S. Ciccotello	Over $100,000
John R. Graham	Over $100,000
Charles E. Heath	Over $100,000

__________________________

(1)	Based on the closing price of each Company’s common shares on the New York Stock Exchange on December 31, 2009.

(2)	Amounts based on the closing price of each Company’s common shares on the New York Stock Exchange on December 31, 2009, and the NAV of TTRF as of December 31, 2009.

At December 31, 2009, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Company (or percentage of outstanding shares).  Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

	Number of Shares
	TYG Common Shares		TYG Preferred Shares		TYY Common Shares		TYY Preferred Shares		TYN Common Shares		TTO Common Shares		TPZ Common Shares
Independent Directors
Conrad Ciccotello	3,060.22		0		1,820.27		0		2,122.11		3,136.50	(1)	644.87	(2)
John Graham	10,492.49	(3)	0		4,427.79	(4)	0		1,946.53	(5)	6,217.54	(6)	859.82	(5)
Charles Heath	8,000.00	(7)	0		6,300.00	(8)	0		1,521.88	(9)	4,645.77	(10)	2,500.00	(11)

Interested Directors and Officers
H. Kevin Birzer	39,972.44	(12)	0		15,834.10	(13)	0		6,311.34	(14)	26,920.78	(15)	1,100.00	(16)
Terry Matlack	12,883.54	(17)	2,500	(17)	11,148.70	(18)	2,500	(17)	12,448.26	(17)	9,576.51	(19)	3,160.54	(17)
Zachary A. Hamel	4,235.09	(20)	1,000		4,150.11	(21)	1,000		529.00		5,887.39	(22)	1,000.00
Kenneth P. Malvey	8,847.38	(23)	8,500		1,567.51	(24)	0		2,097.06	(25)	8,421.17	(26)	1,600.00	(27)
David J. Schulte	4,784.09	(28)	0		2,801.75	(29)	1,000		6,111.53	(30)	13,292.85	(31)	2,250.00
Edward Russell	N/A		N/A		N/A		N/A		N/A		6,810.20		N/A
Rob Thummel	N/A		N/A		N/A		N/A		816.45		N/A		N/A

Directors and Officers as a	92,275.24		12,000		48,050.24		4,500		33,904.15		84,908.70	(32)	10,615.24
Group (8 for TYG, TYY and TPZ; 9 for TYN and TTO)

% of Outstanding Shares (33)
	TYG Common Shares	TYG Preferred Shares	TYY Common Shares	TYY Preferred Shares	TYN Common Shares	TTO Common Shares	TPZ Common Shares
Independent Directors
Conrad Ciccotello	*	N/A	*	N/A	*	*	*
John Graham	*	N/A	*	N/A	*	*	*
Charles Heath	*	N/A	*	N/A	*	*	N/A

Interested Directors and Officers
H. Kevin Birzer	*	N/A	*	N/A	*	*	*
Terry Matlack	*	*	*	*	*	*	*
Zachary A. Hamel	*	*	*	*	*	*	*
Kenneth P. Malvey	*	*	*	N/A	*	*	*
David J. Schulte	*	N/A	*	*	*	*	*
Edward Russell	N/A	N/A	N/A	N/A	N/A	*	N/A
Rob Thummel	N/A	N/A	N/A	N/A	*	N/A	N/A

Directors and Officers as a	*	*	*	*	*	*	*
Group (8 for TYG, TYY and TPZ; 9 for TYN and TTO)
__________________
*Indicates less than 1%.

(1)	Mr. Ciccotello holds 1,011.59 of these shares jointly with his wife. Includes 250 shares of common stock that may be acquired through warrants that are currently exercisable.

(2)	Mr. Ciccotello holds these shares jointly with his wife.
(3)
Includes 3,000 shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee, and 4,000 shares held by Master Teachers Employee Benefit Pension Trust, of which Mr. Graham is the sole trustee and for which he disclaims beneficial ownership.

(4)	Includes 1,377.01 shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(5)	All shares held in the John R. Graham Trust, of which Mr. Graham is the sole trustee.
(6)
These shares are held of record by the John R. Graham Trust U/A dtd 1/3/92, John R. Graham, sole trustee and include warrants to purchase 1,000 shares of common stock that may be acquired through warrants that are currently exercisable.

(7)	All shares held by the Charles E. Heath Trust, of which Mr. Heath is a trustee.
(8)	Includes 4,300 shares held by the Charles E. Heath Trust #1, of which Mr. Heath is a trustee, and 2,000 shares held by the Charles F. Heath Trust #1, Trust B, of which Mr. Heath is a trustee.
(9)	All shares held by the Charles E. Heath Trust #1, of which Mr. Heath is a trustee.
(10)
These shares are held of record by the Charles E Health Trust # 1 dtd U/A 2/1/92, of which Mr. Heath is a trustee, and include 750 shares of common stock that may be acquired through warrants that are currently exercisable.

(11)	All shares held by the Charles E. Heath Trust #1, Trust B, of which Mr. Heath is a Trustee.
(12)
Includes 28,841.20 shares Mr. Birzer holds jointly with his wife and 1,688.17 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(13)
Includes 15,007.78 shares Mr. Birzer holds jointly with his wife and 826.32 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(14)
Includes 4,440.31 shares Mr. Birzer owns jointly with his wife and 812.03 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(15)
Mr. Birzer holds 25,720.78 shares and 1,325 warrants jointly with his wife and holds 1,200 shares for the benefit of his children in an account established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.  Includes 1,325 shares of common stock that may be acquired through warrants that are currently exercisable.

(16)
Includes 500 shares Mr. Birzer holds jointly with his wife and 600 shares held by Mr. Birzer’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(17)	All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(18)	Includes 10,720.91 shares held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(19)
These shares are held of record by the Matlack Living Trust dtd 12/30/2004, for which Mr. Matlack and his wife are co-trustees and include 616 shares of common stock that may be acquired through warrants that are currently exercisable.

(20)	Includes 220 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(21)	Includes 150 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(22)	Includes 416 shares of common stock that may be acquired through warrants that are currently exercisable.
(23)	Includes 2,129.48 shares held by Mr. Malvey’s wife and 121 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian
(24)	Includes 500 shares held by Mr. Malvey’s wife and 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(25)	Includes 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(26)
Mr. Malvey holds 100 shares for the benefit of his child in an account for which he is the custodian, and holds 166 warrants jointly with his wife; 1,500 shares are held by his wife.  Includes 347 shares of common stock that may be acquired through warrants that are currently exercisable.

(27)	Includes 750 shares held by Mr. Malvey’s wife and 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(28)	Includes 1,300 shares held jointly with his wife.
(29)	Includes 1,300 shares held jointly with his wife and 200 shares held in children’s accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.

(30)	Includes 3,500 shares held jointly with his wife and 200 shares held in children’s accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(31)
 Includes 1,128 shares of common stock that may be acquired through warrants that are currently exercisable.  Mr. Schulte holds 12,083 shares and 966 warrants jointly with his wife; 200 shares are held in accounts for spouse’s children for which she is the custodian and of which Mr. Schulte disclaims beneficial ownership.

(32)	Includes 5,832 shares of common stock that may be acquired through warrants that are currently exercisable.
(33)
Based on the following shares outstanding as of December 31, 2009:  24,037,087 shares of TYG common stock, 7,300,000 shares of TYG preferred stock, 17,892,957 shares of TYY common stock, 6,500,000 shares of TYY preferred stock, 6,262,660 shares of TYN common stock, 9,078,090 shares of TTO common stock and 6,909,807 shares of TPZ common stock.

    As of December 31, 2009, to the knowledge of TYG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of TYG.  As of December 31, 2009, to the knowledge of TYY, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares or more than 5% of the outstanding preferred shares of TYY.  As of December 31, 2009, to the knowledge of TYN, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of TYN. As of December 31, 2009, to the knowledge of TPZ, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of TPZ.  The table below indicates the persons known to TYG to own 5% or more of its shares of preferred stock as of December 31, 2009.  The beneficial owner listed below has sole power to vote and dispose of the shares listed in the table below.

Name and Address	Number of TYG Preferred Shares	Percent of Class
Karpus Management, Inc., d/b/a Karpus Investment Management (1) 183 Sully’s Trail Pittsford, New York 14534	517,200	7.1%

(1)	Information with respect to this beneficial owner and its beneficial ownership is based on a Schedule 13G filed on February 5, 2010.

The table below indicates the persons know to TTO to own 5% or more of its shares of common stock as of December 31, 2009.  The beneficial owners listed below share the power to vote and dispose of the shares listed in the table below.

Name and Address	Number of TTO Common Shares	Percent of Class
Kenmont Investments Management, L.P.(1) 711 Louisiana Street, Suite 1750 Houston, Texas 77022	685,975 (1)	7.3% (1)

(1)
Information with respect to Kenmont entities is based on a Schedule 13G amendment filed on February 16, 2010.  Kenmont Investments Management, L.P. (“Kenmont”) serves as investment manager to several entities that beneficially own the Company’s securities, each of which is more fully described in that Schedule 13G amendment.  Includes 281,666 shares of common stock that may be acquired through warrants that are currently exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment Advisory Agreement.  Tortoise Capital Advisors, LLC is each Company’s investment adviser.  The Adviser’s address is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  As of February 28, 2010, the Adviser had approximately $3.1 billion of client assets under management.  The Adviser may be contacted at the address listed on the first page of this proxy statement.

Pursuant to the terms of an Advisory  Agreement between TYG and the Adviser, dated September 15, 2009 (the "TYG Advisory Agreement"), TYG pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets.  In its last fiscal year, TYG incurred $7,518,220 in net fees due to the Adviser under the TYG Advisory Agreement.

Pursuant to the terms of an Advisory  Agreement between TYY and the Adviser, dated September 15, 2009 (the "TYY Advisory Agreement"), TYY pays to the Adviser a fee equal on an annual basis to 0.95% annually of TYY’s average monthly Managed Assets for such services.  In its last fiscal year, TYY incurred $4,378,566 in fees due to the Adviser under the TYY Advisory Agreement.

Pursuant to the terms of an Advisory Agreement between TYN and the Adviser, dated September 15, 2009 (the “TYN Advisory Agreement”), TYN pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.00% of TYN’s average monthly Managed Assets.  The Adviser has contractually agreed to waive a portion of the fee equal to 0.10% of the average monthly Managed Assets for the period from January 1, 2009 through December 31, 2010 and to waive fees in the amount of 0.05 percent of average monthly Managed Assets from January 1, 2011 through December 31, 2011.  In its last fiscal year, TYN incurred $815,124 in net fees due to the Adviser under the TYN Advisory Agreement.

Pursuant to the terms of an investment advisory agreement between TTO and the Adviser, dated September 15, 2009 (the “Advisory Agreement”), TTO pays the Adviser a fee consisting of two components - a base management fee and an incentive fee.  The base management fee is paid quarterly in arrears, and is equal to 0.375% (1.5% annualized) of TTO’s average monthly Managed Assets for such quarter.

The incentive fee consists of two parts.  The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of TTO’s net investment income for the fiscal quarter over a quarterly hurdle rate equal to 2% (8% annualized) of TTO’s average monthly net assets for the quarter.

The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or, upon termination of the Advisory Agreement, as of the termination date), and will equal (i) 15% of (a) TTO’s net realized capital gains on a cumulative basis from the commencement of TTO’s operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to the Adviser in prior fiscal years.  The calculation of the capital gains fee does not include any capital gains that result from that portion of any scheduled periodic distributions made possible by the normally recurring cash flow from the operations of portfolio companies (“Expected Distributions”) that are characterized by TTO as return of capital for U.S. generally accepted accounting principles (“GAAP”) purposes.  In that regard, any such return of capital will not be treated as a decrease in the cost basis of an investment for purposes of calculating the capital gains fee.  This does not apply to any portion of any distribution from a portfolio company that is not an Expected Distribution.

The Adviser agreed to reimburse TTO for expenses incurred in 2009, and has agreed that it will reimburse TTO for expenses incurred beginning January 1, 2010 and ending December 31, 2010, in each case in an amount equal to an annual rate of 0.25% of TTO’s average monthly Managed Assets.  In fiscal year 2009, the Company incurred approximately $1,126,327 in base management fees due to the Adviser under the Advisory Agreement, net of $225,266 in expenses reimbursed by the Adviser.  During the year ended November 30, 2009, TTO accrued no investment income incentive fees or capital gains incentive fees.  Pursuant to the Advisory Agreement, the capital gains incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due.  As of November 30, 2009, no amount was required to be paid for capital gains incentive fees.

TTO has also entered into an Administration Agreement with the Adviser pursuant to which the Adviser acts as TTO’s administrator and performs (or oversees or arranges for the performance of) the administrative services necessary for TTO’s operation, including without limitation providing TTO with equipment, clerical, book keeping and record keeping services. For these services TTO pays the Adviser a fee equal to 0.07% of TTO’s aggregate average daily Managed Assets up to and including $150 million, 0.06% of aggregate average daily Managed Assets on the next $100 million, 0.05% of aggregate average daily Managed Assets on the next $250 million and 0.02% on the balance of TTO’s aggregate average daily Managed Assets. The continuation of the administration agreement was approved by the Board of Directors, including the independent directors, on November 9, 2009.

The Adviser has entered into a sub-Advisory Agreement with Kenmont. Kenmont is a registered investment Adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which TTO has the opportunity to invest. The Adviser compensates Kenmont for the services it provides to TTO. The Adviser also indemnifies and holds the Company harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to TTO. Kenmont will be indemnified by the Adviser for certain claims related to the services it provides and obligations assumed under the sub-advisory agreement.  Based on a Schedule 13G amendment filed on February 16, 2010, entities managed by Kenmont own approximately 7.3% of TTO’s common shares (including 281,666 shares of common stock that may be acquired through warrants that are currently exercisable).

Pursuant to the terms of an Advisory  Agreement between TPZ and the Adviser, dated September 15, 2009 (the "TPZ Advisory Agreement"), TPZ pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets.   The Advisor has agreed to a fee waiver of 0.15% of Managed Assets through July 31, 2010, 0.10% of Managed Assets from August 1, 2010 through July 31, 2011 and 0.05% of Managed Assets from August 1, 2011 through July 31, 2012.  In its last fiscal year, TPZ incurred $405,320 in net fees due to the Adviser under the TPZ Advisory Agreement.

With respect to each Company, “Managed Assets” means the total assets of the Company (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liability or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares.

The Adviser is wholly-owned by Tortoise Holdings, LLC (“Tortoise Holdings”).  Mariner Holdings, LLC owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five members of the Adviser’s investment committee, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte,  who are also officers of each Company, and certain other senior employees of the Adviser.  Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are employed by the Adviser and have indirect ownership and financial interests in the Adviser.  As a result, they may each be deemed to have an indirect material interest in fees paid to the Adviser.

As part of the transaction in September 2009 in which Tortoise Holding acquired a majority interest in the Adviser, Mr. Birzer purchased units of membership interest in and from Tortoise Holdings, for consideration consisting of his interest in the Adviser transferred to Tortoise Holdings and cash.

MORE INFORMATION ABOUT THE MEETING

Stockholders.  At the record date, each Company had the following number of shares issued and outstanding:

	Common Shares	Preferred Shares

TYG	26,918,015	7,300,000

TYY	19,165,514	6,500,000

TYN	6,274,149	0

TTO	9,099,037	0

TPZ	6,931,555	0

How Proxies Will Be Voted.  All proxies solicited by the Board of Directors of each Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting.  Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy.  If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.

How To Vote.  Complete, sign and date the enclosed proxy card and return it in the enclosed envelope or attend the Annual Meeting and vote in person.

Expenses and Solicitation of Proxies.  The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Companies on a pro rata basis.  Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company.  In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations.  If a proxy solicitor is retained by any Company, the costs associated with all proxy solicitation are not anticipated to exceed $35,000.  None of the Companies will pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy.  With respect to each Company, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum.  With respect to each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum.  For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers' shares) will be treated as shares that are present at the meeting but have not been voted.

With respect to each Company, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of TYG, TYY, TYN and TPZ.  Each Company will furnish without charge upon written request a copy of its most recent annual report.  Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, (866) 362-9331.

Availability of Annual Report of TTO.  TTO’s Annual Report includes its annual report on Form 10-K for the year ended November 30, 2009 (without exhibits) as filed with the SEC. The Company will furnish without charge upon written request a copy of its annual report on Form 10-K. The annual report on Form 10-K includes a list of all exhibits thereto. The Company will furnish copies of such exhibits upon written request and payment of its reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary, Tortoise Capital Resources Corporation, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, (866) 362-9331.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Company’s directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange.  Those persons and entities are required by SEC regulations to furnish the applicable Company with copies of all Section 16(a) forms they file.  Based on a review of those forms furnished to the Company, each Company believes that its directors and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except  that Messrs. Birzer, Matlack, Hamel, Malvey, Schulte, Ciccotello, Graham and Heath were late in reporting shares of TYN acquired for their shares of Tortoise Gas and Oil Corporation (“TGOC”) in the reorganization of TGOC into TYN in September 2009.  These shares were reported on Form 5s filed prior to January 14, 2010. In addition, Mariner Holdings, LLC and certain of its affiliates, which are affiliates of the Adviser, were late in filing Form 3s for each Company in connection with the September 2009 transaction which resulted in a change in control of the Adviser.  The Form 3s for these entities were filed in October 2009 and March 2010. To the knowledge of management of each Company, no person is the beneficial owner (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of a class of such Company’s equity securities.

ADMINISTRATOR

TYG, TYY, TYN and TPZ have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

TTO has entered into an administration agreement with the Adviser, whose principal business address is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of each Company.  Communications should be addressed to the Secretary of the applicable Company at its principal offices at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Secretary will forward any communications received directly to the Board of Directors.

CODE OF BUSINESS CONDUCT, CODE OF ETHICS
AND CORPORATE GOVERNANCE POLICY

TTO has adopted a code of business conduct, a code of ethics which applies to its principal executive officer and principal financial officer and a corporate governance policy.  Each is available on TTO’s website (www.tortoiseadvisers.com/tto.cfm) or in print to any stockholder who requests it from the Secretary of TTO at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Each of the Companies has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Company’s link on its investment adviser’s website (www.tortoiseadvisors.com).

STOCKHOLDER  PROPOSALS AND NOMINATIONS FOR THE 2010 ANNUAL MEETING

Method for Including Proposals in a Company’s Proxy Statement.  Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time on December 10, 2010.  Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act.  Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations.  If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws.  Under each Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, no earlier than December 10, 2010 in the case of TYG and November 10, 2010 in the case of each of TYY, TYN, TTO and TPZ,  nor later than 5:00 p.m. Central Time on January 9, 2011 in the case of TYG and Deember 10, 2010 in the case of each of TYY, TYN, TTO and TPZ.  The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws.  With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act.  With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business.  Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws.  A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

    A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

/s/ Connie J. Savage

Connie J. Savage
Secretary

April 9, 2010

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

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Proxy — Tortoise Energy Infrastructure Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 21, 2010

The undersigned holder of common shares of Tortoise Energy Infrastructure Corporation appoints David J. Schulte and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on May 21, 2010 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

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This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

1.           Nominee:

    FOR                      WITHHOLD
John R. Graham                                                     [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2010 annual meeting of stockholders.

  For          Against                Abstain

 [   ]                [   ]                        [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2010:

            For          Against                Abstain

 [   ]                [   ]                        [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below.                                       Meeting Attendance
Mark box to the right
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

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Proxy — Tortoise Energy Infrastructure Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 21, 2010

The undersigned holder of preferred shares of Tortoise Energy Infrastructure Corporation appoints David J. Schulte and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on May 21, 2010 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

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This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.

1.           Nominees:
FOR                      WITHHOLD
H. Kevin Birzer                                     [     ]                              [     ]

FOR                      WITHHOLD
John R. Graham                                    [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2010 annual meeting of stockholders.

For           Against           Abstain

[   ]                [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2010:

           For                Against           Abstain

[   ]                [   ]                      [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below.                                       Meeting Attendance
Mark box to the right
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

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Proxy — Tortoise Energy Capital Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 21, 2010

The undersigned holder of common shares of Tortoise Energy Capital Corporation appoints David J. Schulte and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Capital Corporation to be held on May 21, 2010 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominee below.

1.             Nominee:
    FOR                      WITHHOLD
John R. Graham                                                    [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2010 annual meeting of stockholders.

For           Against                       Abstain

[   ]                [   ]                          [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2010:

           For                Against                        Abstain

[   ]                [   ]                          [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below.                                       Meeting Attendance
Mark box to the right
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

 --------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Proxy — Tortoise Energy Capital Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 21, 2010

The undersigned holder of preferred shares of Tortoise Energy Capital Corporation appoints David J. Schulte and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Energy Capital Corporation to be held on May 21, 2010 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.

1.           Nominees:
FOR                      WITHHOLD
H. Kevin Birzer                                     [     ]                              [     ]

FOR                      WITHHOLD
John R. Graham                                    [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2010 annual meeting of stockholders.

For           Against            Abstain

[   ]                [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2010:

           For              Against              Abstain

[   ]                [   ]                      [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below.                                       Meeting Attendance
Mark box to the right
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

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Proxy — Tortoise North American Energy Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 21, 2010

The undersigned holder of shares of Tortoise North American Energy Corporation appoints David J. Schulte and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise North American Energy Corporation to be held on May 21, 2010 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.

1.           Nominees:
FOR                      WITHHOLD
H. Kevin Birzer                                     [     ]                              [     ]

FOR                      WITHHOLD
John R. Graham                                    [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2010 annual meeting of stockholders.

For            Against          Abstain

[   ]                 [   ]                      [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2010:

        For           Against           Abstain

[   ]                 [   ]                      [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below.                                       Meeting Attendance
Mark box to the right
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

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Proxy — Tortoise Power and Energy Infrastructure Fund, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 21, 2010

The undersigned holder of shares of Tortoise Power and Energy Infrastructure Fund, Inc. appoints David J. Schulte and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Power and Energy Infrastructure Fund, Inc. to be held on May 21, 2010 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.

1.           Nominees:
FOR                      WITHHOLD
H. Kevin Birzer                                     [     ]                              [     ]

FOR                      WITHHOLD
John R. Graham                                    [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company, with the approval of its Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value per share subject to the limitations set forth in the proxy statement for the 2010 annual meeting of stockholders.

For          Against          Abstain

[   ]                [   ]                  [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2010:

          For            Against          Abstain

[   ]                [   ]                  [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below.                                       Meeting Attendance
Mark box to the right
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

  ---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Proxy — Tortoise Capital Resources Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS – MAY 21, 2010

The undersigned holder of shares of Tortoise Capital Resources Corporation appoints David J. Schulte and Terry Matlack, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of stockholders of Tortoise Capital Resources Corporation to be held on May 21, 2010 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted “FOR” the proposals.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in     [ X ]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

A.           Election of Directors – The Board of Directors recommends a vote “FOR” the Nominees below.

1.           Nominees:
FOR                      WITHHOLD
H. Kevin Birzer                                     [     ]                              [     ]

FOR                      WITHHOLD
John R. Graham                                    [     ]                              [     ]

B .           Issues – The Board of Directors recommends a vote “FOR” the Proposals and Ratification below.

2.
Approval for the Company's sale, with approval of its Board of Directors, of warrants or securities to subscribe for or convertible into shares of common stock and issuance of the common shares issuable pursuant to such warrants or securities, subject to the limitations set forth in the proxy statement for the 2010 annual meeting of stockhodlers.

For          Against          Abstain

[   ]                [   ]                  [   ]

3.	Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending November 30, 2010.

    For          Against              Abstain

[   ]                [   ]                  [   ]

4.	To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting including the adjournment or postponement thereof, if proposed.

C.           Non-Voting Items
Change of Address – Please print new address below.                                       Meeting Attendance
Mark box to the right
if you plan to attend the Annual Meeting.

D.           Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as your name appears.  If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /